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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          April 10, 2003 Date of Report
                       (Date of earliest event reported):


                                RENT SHIELD CORP.
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                           F/K/A E-HOBBY NETWORK, INC.
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             (Exact name of registrant as specified in this charter)



     FLORIDA                           0-50046                  59-1082128
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation                      File Number)           Identification No.)


                      14790 SW 21st Street, Davie, FL 33325
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              (Address and Zip Code of Principal Executive Offices)

                    Issuer's Telephone Number: (954) 472-7971


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ITEM 5. OTHER EVENTS.

         On April 8, 2003, we changed our name to Rent Shield Corp. We did this because we are negotiating an acquisition of Rent Gard, Inc., a Florida corporation. Rent Gard, Inc. is a newly formed corporation which intends to be a Retail Insurance Intermediary in Canada and the United States. Rent Gard intends to form a wholly owned subsidiary to be incorporated as Rental Gard Services Corp. ("RGC") with headquarters located at at 2077 Dundas Street East, #103, Mississauga, Ontario, L4X 1M2. It is intended that RGC will be an exclusive service provider to Rent Gard and other targeted Retail Insurance Brokers, Insurance and Re-Insurance Underwriters in North America. Also, in anticipation of the of successfully consummating this transaction, our Board of Directors has effectuated a 3 for 1 forward split of our issued and outstanding Common Stock in the form of a stock dividend. The record date for the stock spit is April 22, 2003 with a payment date of April 29, 2003.


Forward-Looking Statements

This report contains ""forward-looking statements,"" as that term is defined under the Private Securities Litigation Reform Act of 1995, regarding the effect of the settlement of the above class action litigation involving the Company, and the financial impact of that settlement. The Company cautions that although such forward-looking statements are based on assumptions that it believes are reasonable, the Final Order and Judgment is appealable for a 30-day period from the date of the entry of the Final Order and Judgment. In particular, the charge taken by the Company might not reflect the costs associated with the enhanced warranty program provided under the Settlement, if the Final Order and Judgment is appealed, or if the number of ""Adjustable Separations"" as defined in the Settlement or the costs associated with satisfying the enhanced warranty claims significantly exceeds the estimates made by the Company.

Any forward-looking statements in this report are based on certain assumptions and analyses made by the Company in light of its experience and perception of trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Prospective investors are cautioned that any such statements are not a guarantee that they will prove true and actual results or developments may differ materially from those projected. The Company makes no commitment to update any forward-looking statement included herein, or to disclose any facts, events or circumstances that may affect the accuracy of any forward-looking statement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Rent Shield Corp.
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                                                   (Registrant)




                              By: /S/ Susan Parker
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                              Susan Parker, President

Dated: April 17, 2003.

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